Exhibit 99.2

May 2023 Corporate Presentation OTCQB: ZDPY www. ZonedProperties .com

2 Safe Harbor Statement This presentation contains forward - looking statements . All statements other than statements of historical facts included in this press release are forward - looking statements . In some cases, forward - looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions . Such forward - looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward - looking statements . These factors, risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission . Investors should not place any undue reliance on forward - looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements . Any forward - looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity . The Company assumes no obligation to publicly update or revise these forward - looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward - looking statements, even if new information becomes available in the future . COVID - 19 Statement In March 2020 , the World Health Organization declared COVID - 19 a global pandemic and recommended containment and mitigation measures worldwide . The Company is monitoring this closely, and although operations have not been materially affected by the COVID - 19 outbreak to date, the ultimate duration and severity of the outbreak and its impact on the economic environment and our business is uncertain . Currently, all of the properties in the Company’s portfolio are open to its Significant Tenants and will remain open pursuant to state and local government requirements . The Company did not experience in 2020 or 2021 and does not foresee in 2022 , any material changes to its operations from COVID - 19 . The Company’s tenants are continuing to generate revenue at these properties, and they have continued to make rental payments in full and on time and we believe the tenants’ liquidity position is sufficient to cover its expected rental obligations . Accordingly, while the Company does not anticipate an impact on its operations, it cannot estimate the duration of the pandemic and potential impact on its business if the properties must close or if the tenants are otherwise unable or unwilling to make rental payments . In addition, a severe or prolonged economic downturn could result in a variety of risks to the Company’s business, including weakened demand for its properties and a decreased ability to raise additional capital when needed on acceptable terms, if at all . Forward Looking Statements

Table of Contents I. Company Overview II. Revenue Divisions III. Market Landscape IV. Financial Performance V. Executive Management VI. Capital Structure VII. Investment Thesis 3

Company Overview

Company Philosophy 5 Our Mission To provide a full - spectrum of Real Estate Services for the Regulated Cannabis Industry, positioning the Company for Real Estate Investments & Revenue Growth. Our Vision To Integrate Legacy Cannabis into Modern Communities through Real Estate Development Projects. Our Values Sophistication | Safety | Sustainability | Stewardship

# Company Overview

A legacy company focused on regulated cannabis real estate, **Zoned Properties, Inc.** (**OTCQB: ZDPY**) offers a full-spectrum of **commercial real estate services** and a **property investment portfolio** focused on the legalized cannabis industry.

Founded in 2014, Zoned Properties has spent the last decade developing an intricate knowledge of the local, state, and regional zoning and permitting requirements that impact localities across the country, making Zoned Properties a hub for members of the cannabis and/or commercial real estate industries looking to buy, sell, or invest in the commercial cannabis real estate market.

**Property Technology (PropTech)**

The Company's innovative, home-grown tech tool (REZONE) is the Company's flagship PropTech project, visualizing complex zoning conditions in localities across the country



**Investment Portfolio**

Commercial real estate leased to licensed cannabis operators, currently consists of properties in Arizona & Michigan focused on growth towards direct-to-consumer real estate

**Site Identification Advisory**

The Company's consulting division works nationally at identifying, developing, and delivering qualified cannabis commercial real estate opportunities

**Commercial Brokerage**

The Company's fully licensed, in-house brokerage team is expanding nationally to service sale and lease transactions for the cannabis real estate market

ZONED

6

# Scalable Business Model

Zoned Properties has created an **ecosystem of complimentary real estate services** designed to facilitate new business, generate new acquisition opportunities, and strengthen the Company's position as a hub within the cannabis industry.



### Property Technology Platform

- Rezone software provides an unprecedented value to commercial real estate developers and contractors
- Rezone's software will cover all 50 states, enabling the team at Zoned to access a **national client base** without the expense of opening offices in every market
- Rezone to be released as a subscription service in 2023



### Investment Portfolio

- Zoned's portfolio of commercial cannabis real estate
- Zoned Properties uses its full-service business model and national scale to attract and convert clients and partners to tenancy with some of the industry's top, most reputable brand operators



### Site Identification Advisory

- Since launching in Q2 of 2019, the Company has identified hundreds of qualified cannabis sites across dozens of states, assisting 50+ clients
- Zoned Properties' advisory services rely on a best-in-class management, further strengthened by the power of the Company's PropTech-Stack



### Commercial Brokerage

- Since the launch in Q2 of 2021, the Company opened brokerage offices in 5 states and formed brokerage partnerships providing access to over a dozen states
- Zoned Properties Brokerage has closed over $72MM worth of deals and has been engaged for sale and lease projects across 8 state markets

ZONED 7

Revenue Divisions

9 Total Pleasant Ridge, MI Kingman, AZ Green Valley, AZ Chino Valley, AZ Tempe, AZ Dispensary Dispensary Dispensary Cultivation Cultivation Current Use March 2037 April 2040 April 2040 April 2040 April 2040 Lease End Date 2,326,935 24,306 13,939 57,769 2,072,149 158,772 Land Area (SQF) 177,441 17,192 1,497 1,440 97,312 60,000 Rentable Building Area (SQF) $2,330,590 $579,567 $48,000 $42,000 $1,050,970 $610,053** Annual Base Rent Revenue* $13.13 $33.06 $32.06 $29.17 $10.80 $10.17** Annualized Base Rent (P/SQF)* $37,896,605 $8,266,805 $820,000 $717,500 $17,944,065 $10,148,235** Total Lifetime Rent Remaining The Company’s real estate services have been intentionally positioned and designed to feed a strong pipeline of acquisition targets to its Property Investment Portfolio, currently consisting of five properties in Arizona and Michigan expected to produce over $2.3mm of annual rental revenue in FY2023. Investment Portfolio Properties MI AZ Investment Portfolio *Figures are calculated as Straight - Line Accounting per GAAP, as of Q1 2023 **Includes Rent from an on - site Commercial Antenna Lease

10 Direct to Consumer (DTC) Real Estate Strategy Warehouse / Logistics Delivery Hubs Retail Dispensaries Investment Portfolio Metrics Portfolio Strategy & Metrics Lease Occupancy Rate 100% Leased Weighted Average Lease Term 15 Years Portfolio Value at 7.5% Cap Rate Annual Rental Revenue* $2.3 Million YoY Rental Revenue Growth* 57% Growth $31 Million *Figures are calculated as Straight - Line Accounting per GAAP, as of Q1 2023

11 Development Project for future dispensary property located in Pleasant Ridge, Michigan. The Investment Property was acquired through multiple parcel transactions in December 2022 & February 2023 for $4.3 Million, including $1.85 Million in seller financing, which allowed Zoned Properties to further leverage its capital stack at attractive rates. The Investment Property is leased to NOXX Cannabis under a long - term, absolute - net lease agreement, which will produce an approximate 13.5% Cap Rate when straight - lined over the term of the lease agreement. The lease includes 3% annual increases in base rent over the life of the lease term, yielding approximately $580,000 in annual base rental revenue when straight - lined over the life of the lease term. NOXX Cannabis is a Michigan - based vertical cannabis company providing the best brands at the best prices, through innovation, quality, and inclusivity. Project Highlights Artist’s rendering (front) Artist’s rendering (rear) Recent Transaction Spotlight

# Commercial Brokerage

Investment Portfolio | **Commercial Brokerage** | Site Identification | Property Technology

Since 2021, Zoned Properties Brokerage has closed **over $72 million** of commercial real estate deals for clients.

## Property Technology



- Our competitive positioning is fortified by combining both third-party & in-house CRE property technology to continuously evolve Zoned's proprietary tech-stack
- We use our PropTech solutions to inform clients on **unique acquisition & leasing opportunities** as a result of changes in local zoning and permitting regulations

## National Footprint



ZONED
PROPERTIES BROKERAGE
WA
OR
MT
ID
WY
SD
MN
WI
MI
NV
UT
CO
NE
IA
KS
MO
IL
IN
OH
PA
CA
AZ
NM
OK
AR
KY
WV
VA
NC
TN
SC
MS
AL
GA
TX
LA
FL
ME

- Zoned Properties has opened in-house brokerage offices in **5 state markets** and is actively recruiting new Boots-on-the-Ground teams in new state markets to capture national opportunities
- Additional regional partnerships can provide Zoned Properties Brokerage access to **dozens of new state markets**

## Marketing Capabilities



FEATURED LISTINGS
BY ZONED PROPERTIES BROKERAGE
FOR LEASE: 52,000 SQUARE FOOT PERMITTED CULTIVATION OR MFG FACILITY
Phoenix, AZ
FOR SALE OR LEASE: ~1MM SQUARE FOOT GREENHOUSE FACILITY ON 64 ACRES OF LAND
Utica, NY
FOR SALE OR LEASE: 70 ACRES OF CANNABIS APPROVED LAND, FLEXIBLE STRUCTURE
Somerton, AZ

- The Company has established relationships and partnerships with some of the leading **online marketing and listing services** for cannabis commercial real estate
- Our Commercial Brokerage also has the capability to directly showcase cannabis properties throughout the Zoned Properties national network

ZONED 12

The Company’s Advisory team combines decades of commercial real estate experience with proprietary Property Technology that works to identify sites that can be specifically zoned , permitted , and developed for commercial cannabis uses. 13 Site Identification Advisory Zoning & Permitting x Municipal zoning, regulatory, and permitting review x Custom GIS Mapping solutions x Complex project development Codes & Regulations x State and municipal regulatory development requirements x Variable regulatory monitoring x Client liaison with Design/AEC Strategy & Planning Our advisors focus on the unique details of each client project in order to: x Advise on strategy for project delivery success x Assess projects risks and development plans The Zoned Properties team has successfully guided hundreds of commercial cannabis projects across dozens of state markets . Site Identification & Advisory Services

# Property Technology

Investment Portfolio | Commercial Brokerage | Site Identification | **Property Technology**

Real estate industry experts believe that Property Technology (PropTech) will become a significant driver of growth and scale in highly regulated real estate marketplaces, especially the legalized cannabis industry.



Dashboard
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Phoenix, AZ, USA
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Cannabis Properties
Multi Report
A-1

## REZONE

- Zoned Properties' innovative home-grown tool, **REZONE**, visualizes decades of zoning and permit conditions in cities and townships across the country.
- The volume, quality, and breadth of the cannabis real estate data included in **REZONE** is unparalleled, providing Zoned with unique competitive position within the cannabis industry.
- The Company expects to begin monetizing the platform in 2023.

## GreenSpacePro

- Zoned Properties has invested $50,000 in AnamiTech, alongside the launch of their flagship PropTech platform, **GreenSpace Pro**, that has focused its property technology platform on project management tools and solutions for the cannabis operators, regulators, and project teams.
- **GreenSpace Pro** platform utilized in over 100 locations across various state markets by major cannabis brands including Cookies, Embarc, and Stiiizy



GreenSpacePro
COMPLIANCE
HOME
PROJECTS
LOCATIONS
FILES
COMPLIANCE
SETTINGS
SUPPORT
To Do
Messages
RECALL PLAN CHECKLIST
RECALL DOCUMENTATION RETENTION
RECALLED CANNABIS TRACKING AND IDENTIFICATION
QUARANTINE PROCEDURES
QUARANTINE CONTROLS AND PRODUCT ACCESS LIMITATIONS
COMMUNICATION PLAN
OCM NOTIFICATION PLAN
INVESTIGATION PLAN
CAPA
DESTRUCTION PLAN
ANNUAL MOCK RECALL PLAN

ZONED 14

Market Landscape

16 $ 38.8 B Current Industry Size (1) 35 % Industry Growth (2020 - 2021) (1) 91% of Adults Support Legalization (2) 38 States with Cannabis Legalization 11,022 Dispensary Licenses as of January 2023 (3) 16% of All US Adults Smoke Marijuana (4) 11.8% Projected Industry CAGR (5) 40,000 US Localities that Govern Cannabis Regulations Bullish Industry Environment (1) MJBizDaily (2) Pew Research Center (3) Cannabiz Media (4) Gallup (5) IBIS

17 The Cannabis industry has seen unprecedented geographic growth within the last 15 years. As of May 2023, 38 states and the District of Columbia have approved the legalization and regulation of cannabis programs at the state level; either medicinally, recreationally, or in a limited capacity (i.e., CBD with THC). Geographic Industry Expansion State Adoption (1) Dispensaries Annual Industry Sales Public Approval (2) 11 <500 n/a 32% 23 954 (4) $3.1 Billion (3) 53% 37 11,022 (5) $38.8 Billion (3) 91% 40 >15,000 $57.0 Billion (6) 93% 2010 2015 2023 Proj. 2030 (1) DISA (2) Pew Research Center (3) MJ Biz Daily (4) CNBC (5) Cannabis Media (6) Forbes

Financial Performance

$0.3 $0.3 $0.9 $0.7 $0.1 $0.2 $0.1 $0.0 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 Q1 2020 Q1 2021 Q1 2022 Q1 2023 Total Revenue Cash Flow from Operations Quarterly Performance (Q1 2023) 19 Total Revenue & Cash Flow from Operations 56.5% increase in Property Investment Portfolio revenue segment (YoY) 98.0% increase in Advisory Revenue (YoY) 26.7% decrease in Total Revenue (YoY) due to an approx. $507k decrease in Brokerage Revenues (YoY) Over $1 million of potential gross commissions under contract for FY 2023 within the Company’s current commercial brokerage transaction pipeline $3.25MM net Cash on Hand Continued Positive Cash Flow from Operations Financial Highlights Completed investment and leasing of recently acquired Michigan Dispensary property (see slide 11) Expansion of Zoned Properties real estate services team members and clients into new state markets Operational Highlights (Figures In Millions)

$1.3 $1.2 $1.8 $2.7 $0.3 $0.2 $0.5 $0.9 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 2019 2020 2021 2022 Total Revenue Cash Flow from Operations 20 Annual Performance (FY2022) Total Revenue & Cash Flow from Operations 42.4% increase in Property Investment Portfolio revenue segment (YoY) 46.1% increase in Total Revenue (YoY) 54.5% increase in Real Estate Services revenue segment (YoY) 78.2% increase in Cash Flow from Operations (YoY) Financial Highlights Opened access to Capital Sources for prospective Property Acquisitions & Revenue Growth Diversified Property Investment Portfolio, increasing Annual Rental Revenue to >$2.3 Million Focused on Talent Acquisition to support growing team and national operations expansion Operational Highlights (Figures In Millions)

Executive Management

Executive Management 22 Mr . McLaren has a strong professional background in the social, economic, and environmental development of complex business organizations . Over his professional career, he has successfully implemented large - scale projects for corporate and community organizations . Mr . McLaren has been certified as a Licensed REALTOR, Green Roof Professional, LEED Green Associate, and is an active Forbes Contributor as part of the Forbes Real Estate Council . Prior to his role at Zoned Properties, McLaren worked as a Sustainability Consultant for Waste Management where he led the strategic development and operational implementation of zero - waste programs for Higher Education clients . Sustainable development has been a life - long passion for McLaren, who strives to create a global impact by forging a strong foundation for principles of sustainability in emerging industries . Mr . Blackwell has served as our Chief Operating Officer since July 1 , 2021 , and as our President since July 1 , 2022 . Prior to his appointment to these positions and since September 2020 , Mr . Blackwell served as our Director of Business Development . From December 2018 until June 2021 , Mr . Blackwell also served as President of Daily Jam Holdings LLC . From January 2016 to December 2018 , he served as Vice President of Due North Holdings LLC . Prior to joining the Company, Mr . Blackwell developed domestic and international markets for Kahala Brands, a global franchise organization with more than 3 , 000 retail locations in over a dozen countries . He also led emerging brand and portfolio operations for several private equity groups investing in the restaurant franchise space . Mr . Blackwell earned his B . A . in Finance from Fort Lewis College . Berekk Blackwell | President & Chief Operating Officer Bryan McLaren, MBA | Chairman of the Board & Chief Executive Officer Mr . Gauthier has served as our Chief Legal Officer, Chief Compliance Officer, and Corporate Secretary since July 1 , 2022 . Mr . Gauthier has an extensive background in a range of real estate transactions, including acquisition, development, financing, leasing, and syndication, and business transactions, including mergers and acquisitions, joint ventures, corporate governance, general counsel and regulated cannabis . Prior to joining the Company, Mr . Gauthier’s private practice included representation of a broad range of real estate developers, private and public homebuilders, businesses of all sizes, banks and lending institutions, and more . Gauthier holds a Juris Doctor degree from the Sandra Day O’Connor College of Law, Arizona State University, where he was a Pedrick Scholar and an articles editor of Jurimetrics : The Journal of Law, Science, and Technology . Daniel Gauthier, JD | Chief Legal Officer & Chief Compliance Officer

Capital Structure

24 Capital Structure Common Shares Outstanding Cash on Hand* 12.2MM $3.3MM Market Capitalization*** $8.9MM Total Full Year Cash Flow from Operations** $871.9K Total Inside Beneficial Ownership** 21% Zoned Properties (OTCQB: ZDPY) Capital Markets Profile * Figures are calculated from Q1 2023 financial reporting filed May 15, 2023 ** Figures are from most recently completed Full Year Financials (FY2022) filed March 28, 2023 *** Market Cap as of March 31, 2023 (Closing Price of $0.73 x 12, 201,548 S/O = $8,907,130)

Investment Thesis

26 Property Investment Portfolio Generating >$2.3 Million Passive Rental Revenue (Annually) Focused on Direct - to - Consumer commercial real estate investments within the regulated cannabis industry Competitive Positioning with Access to Unique Pipeline of New Property Acquisitions Zoned Properties has developed an integrated business model that fuels a strong pipeline for property investments Non - Plant Touching Company in the High Growth Emerging Cannabis Industry The commercial cannabis industry topped $38 billion in 2022, with analysts expecting the industry to reach $57 billion by 203 0 Scalable Growth Model with 8 Years of Publicly Audited Company Financials & Reporting Tight capital structure & operating cash - flow, number of shares outstanding has remained the same since 2018 at 12,201,548 Increasing Ability to Access Capital with Strong Reputation Newly established Banking Relationships & Capital Broker Partnerships. In 2022, Secured $4.5mm debt facility @ 7.65% Investment Thesis

Company Contact Information 27 Bryan McLaren Chairman, CEO, & CFO Zoned Properties, Inc. | Scottsdale, AZ www.ZonedProperties.com Tel 480.351.8193 | Investors@ZonedProperties.com